                                                                                                      EXHIBIT-99
                                          MONTHLY SERVICERS CERTIFICATE
                                          SERVICER:  NATIONSBANK, N.A.
                                          NATIONSBANK AUTO TRUST 1995-A

  Pursuant to the Pooling and Servicing Agreement, dated as of December 6, 1995 (as amended and supplemented, the
            "Pooling and Servicing Agreement") between NationsBank, N.A., NationsBank of Georgia,N.A.
  NationsBank of Florida, N.A., and NationsBank of Texas, N.A. (as "Sellers"); NationsBank N.A. (as "Servicer");
         and Chemical Bank (as "Trustee"), the Servicer is required to prepare certain information each month regarding distributions to Certificateholders' and the performance of the Trust.  The information with respect to the applicable Distribution Date and Due Period is set forth below.


Collection Period                                                                                   Dec-98
Determination Date                                                                                01/08/1999
Deposit Date                                                                                      01/14/1999
Distribution Date                                                                                 01/15/1999
Pool Balance on the close of the last day of the preceding Collection Period                     125,459,219.30
Less:     Principal Collections                                                                    9,676,548.41
Purchase Amount allocable to Principal                                                                     0.00
 Realized Losses                                                                                     170,828.54
                                                                                               -----------------
 Pool Balance on the close of the last day of the Collection Period                              115,611,842.35
                                                                                               =================
Original Pool Balance                                                                          1,066,816,806.33
Pool Factor                                                                                            10.83708%

Class A Certificate Balance
Beginning Class A Certificate Balance                                                            121,695,442.72
Class A Principal Distribution to Class A Distribution Account                                     9,551,955.64
                                                                                               -----------------
Ending Class A Certificate Balance                                                               112,143,487.08
Original Class A Certificate Balance                                                           1,034,812,302.14
 Class A Pool Factor                                                                                   10.83708%

Class B Certificate Balance
Beginning Class B Certificate Balance                                                              3,763,776.57
Class B Principal Distribution to Class B Distribution Account                                       295,421.31
                                                                                               -----------------
Ending Class B Certificate Balance                                                                 3,468,355.26
Original Class B Certificate Balance                                                              32,004,504.19
 Class B Pool Factor                                                                                   10.83708%

Class A Pass-Through Rate                                                                                5.8500%
Class B Pass-Through Rate                                                                                6.0000%

Class A Percentage                                                                                      97.0000%
Class B Percentage                                                                                       3.0000%

Available Interest
Collections and Liquidation Proceeds allocable to interest                                         1,095,728.23
Recoveries                                                                                           168,114.60
Purchase Amount allocable to Interest                                                                      0.00
                                                                                               -----------------
Total Interest Collections                                                                         1,263,842.83
Advances for the related Distribution Date                                                           225,498.92
Less:  Outstanding Advances to be reimbursed                                                         209,558.73
                                                                                               -----------------
Total Available Interest                                                                           1,279,783.02

Available Principal
Collections and Liquidation Proceeds allocable to Principal                                        9,676,548.41
Purchase Amount allocable to Principal                                                                     0.00
                                                                                               -----------------
Total Available Principal                                                                          9,676,548.41

Deposit to Certificate Account
Available Interest                                                                                 1,279,783.02
Available Principal                                                                                9,676,548.41
Withdrawal from Reserve Account                                                                            0.00
Less:  Basic Servicing Fee to be withheld from Collections                                           104,549.35
                                                                                               -----------------
Net Deposit to Certificate Account                                                                10,851,782.08

Class A Interest Distribution
Class A Monthly Interest                                                                             593,265.28
Class A Interest Carryover Shortfall                                                                       0.00
                                                                                               -----------------
Total                                                                                                593,265.28

Class B Interest Distribution
Class B Monthly Interest                                                                              18,818.88
Class B Interest Carryover Shortfall                                                                       0.00
                                                                                               -----------------
Total                                                                                                 18,818.88

Class A Principal Distribution
Class A Monthly Principal                                                                          9,551,955.64
Class A Principal Carryover Shortfall from the preceding
      Distribution Date                                                                                    0.00
                                                                                               -----------------
Total                                                                                              9,551,955.64

Class B Principal Distribution
Class B Monthly Principal                                                                            295,421.31
Class B Principal Carryover Shortfall from the preceding
        Distribution Date                                                                                  0.00
                                                                                               -----------------
Total                                                                                                295,421.31

Basic Servicing Fee (inc. unpaid amount from prior periods)                                          104,549.35

Distributions to the extent of Available Interest and Available Reserve Amount
(and Class B Percentage of Available Principal with respect to Class A Interest Distribution)
Unpaid Basic Servicing Fee to Servicer                                                               104,549.35
Class A Interest Distribution to Class A Distribution Account                                        593,265.28
Class B Interest Distribution to Class B Distribution Account                                         18,818.88

Distributions of Available Principal, Remaining Available Interest
and Remaining Available Reserve Amount
Class A Principal Distribution to Class A Distribution Account                                     9,551,955.64
Class B Principal Distribution to Class B Distribution Account                                       295,421.31
To Reserve Account up to Specified Reserve Account Balance                                           108,109.76
Any Remaining Amounts to Sellers                                                                     284,211.21


Specified Reserve Account Balance                                                                 13,335,210.08
Greater of:
(a) Reserve percentage applicable                                                                          5.00%
      Pool Balance on last day of Collection Period times reserve
           percentage applicable                                                                   5,780,592.12
(b) Lesser of: Deposit from Available Interest and Available Principal
(i)  floor amount stated or                                                                       13,335,210.08
(ii) Pool Balance on last day of Collection Period
      plus interest through Scheduled Distribution Date                                          142,837,775.56
Specified Reserve Account Balance                                                                 13,335,210.08

Reserve Account
Beginning Balance                                                                                 13,232,749.85
Deposit from Available Interest and Available Principal                                              108,109.76
Investment Earnings                                                                                   52,855.41
Less:  Withdrawal from Reserve Account and deposit to Certificate
            Account to cover:
Accrued and unpaid Basic Servicing Fees                                                                    0.00
Amounts to be distributed to Certificateholders'                                                           0.00
Reimb. to Servicer for Outstanding Advances associated with
    Defaulted Accounts                                                                                 5,649.53
Less: Withdrawal by Sellers of Excess of Reserve Account Balance Over
             Specified Reserve Account Balance                                                             0.00
Less:  Withdrawal of Investment Earnings by Servicer                                                  52,855.41
                                                                                               -----------------
Ending Balance                                                                                    13,335,210.08
                                                                                               =================

Available Reserve Account Balance                                                                 13,232,749.85

Realized Losses                                                                                      170,828.54
Net Loss Ratio (annualized)
For the current Collection Period                                                                          0.03%
For the preceding Collection Period                                                                        4.83%
For the second preceding Collection Period                                                                 4.33%
Average Net Loss Ratio (Specified Reserve Account Balance increases if greater than 1.50%)                 3.06%

Delinquency Analysis
Number of Loans
   30 to 59 days past due                                                                                 1,140
   60 to 89 days past due                                                                                   287
   90 or more days past due                                                                                 170
                                                                                               -----------------
Total                                                                                                     1,597

Principal Balance
   30 to 59 days past due                                                                          6,524,004.24
   60 to 89 days past due                                                                          1,558,472.60
   90 or more days past due                                                                        1,008,765.22
                                                                                               -----------------
Total                                                                                              9,091,242.06

Delinquency Ratio
For the current Collection Period                                                                          2.22%
For the preceding Collection Period                                                                        1.99%
For the second preceding Collection Period                                                                 1.88%
Average Delinquency Ratio (Specified Reserve Account Balance increases if greater
          than 1.25%)                                                                                      2.03%

Collateral Repossessed and Held by the Trust
Number                                                                                                       71
Principal Balance                                                                                    448,216.31

Weighted Average Computations
Weighted Average Coupon                                                                                10.68380%
Weighted Average Original Term                                                                            62.78
Weighted Average Remaining Term                                                                           18.67
